UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2023 (April 14, 2023)

Industrial Tech Acquisitions II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41213	85-1213962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-599-1300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ITAQU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	ITAQ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	ITAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed, on November 21, 2022, Industrial Tech Acquisitions II, Inc., a Delaware corporation (“ITAQ”) entered into an Agreement and Plan of Merger (as may be amended or supplemented from time to time, the “Merger Agreement”) with NEXT Renewable Fuels, Inc., a Delaware corporation (“NEXT” or the “Company”), and ITAQ Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ITAQ (“Merger Sub”), pursuant to which Merger Sub will be merged with and into NEXT, and NEXT will become a wholly-owned subsidiary of ITAQ, which will change its corporate name to “NXTCLEAN Fuels Inc.” or such other name as mutually agreed to by the ITAQ and NEXT (the merger of Merger Sub into NEXT and the transactions contemplated by the Merger Agreement collectively, the “Transaction” or the “Business Combination”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement.

On April 14, 2023, ITAQ, NEXT and the Merger Sub entered into Amendment No.1 to Agreement and Plan of Merger (the “Amendment”). The parties entered into the Amendment in connection with the acquisition by Lakeview RNG, a wholly-owned subsidiary of NEXT, of assets associated with the Red Rock Biofuels development in Lake County, Oregon, which was effective on April 14, 2023 (the “Lakeview Transaction”). The Amendment revised the consideration to be paid by ITAQ in the merger to provide for the issuance of a new class of preferred stock of ITAQ, to be designated the Series A Preferred Stock (“Series A Preferred Stock”) which is to be issued to the holders of the NEXT preferred stock that was issued in connection with the Lakeview Transaction. Pursuant to the Amendment, each share of the NEXT preferred stock, which has a stated value of $750,000 per share, shall be automatically converted into 75,000 shares of Series A Preferred Stock, which has a stated value of $10.00 per share. The issuance of the Series A Preferred Stock to the holders of the NEXT preferred stock is in addition to the issuance of ITAQ common stock to the holders of the NEXT common stock as provided in the Merger Agreement. The terms of the issuance of the ITAQ common stock remain unchanged.

The form of certificate of designation for the Series A Preferred Stock of NXTCLEAN Fuels, Inc. (the proposed corporate name of ITAQ upon completion of the Merger and is referred to in this Form 8-K as “NXTCLEAN”) is included as an exhibit to the Amendment. The following is a summary of the rights, preferences and privileges of the holders of the Series A Preferred Stock, which is qualified in its entirety by the form of certificate of designation.

Each share of the Series A Preferred Stock receive a cumulative dividend accruing on a daily basis in arrears at the rate of 6% per annum, on the $10.00 stated value, compounded quarterly in arrears on each fifth business day following each of March 31, June 30, September 30 and December 31, of each year. All dividends shall be paid in kind based upon the $10.00 stated value unless NXTCLEAN, in its sole discretion, elects to pay the dividends in cash. For purposes of determining the number of shares of Series A Preferred Stock issuable in an in kind dividend each share of Series A Preferred Stock shall be valued at $10.00 per share. Dividends will be calculated on the basis of actual days elapsed over a year of 360 days consisting of twelve 30-day months. NXTCLEAN may issue fractional shares of Series A Preferred Stock. Any fraction of a share of Series A Preferred Stock will be computed to five (5) decimal places.

The Series A Preferred Stock convert into NXTCLEAN common stock, at a conversion price of $10.00 per share, (i) automatically upon certain qualifying conversion events or (ii) at the option of the holder of the Series A Preferred Stock at any time on or after the 18-month anniversary of the issuance of such Series A Preferred Stock (which would be the effective date of the Merger), subject to customary adjustments for stock dividends, stock splits, stock combinations, or similar issuances. Except as otherwise provided by law, the holders of Series A Preferred Stock vote with the common stock on an as-if converted basis. In the event of any voluntary or involuntary liquidation, dissolution or winding up or deemed liquidation event of ITAQ, the holders of shares of Series A Preferred Stock shall be entitled to be paid out of the assets of ITAQ available for distribution to ITAQ’s stockholders an amount equal to the $10.00 stated value of the Series A Preferred Stock before any payment is made to the holders of ITAQ common stock.

A qualified conversion event, which triggers the automatic conversion of the Series A Preferred Stock, means (a) the market on which NXTCLEAN common stock is traded reports that NXTCLEAN common stock has average daily trading volume in excess of 200,000 shares per day for twenty (20) consecutive trading days and the average closing transaction price of more than $18.00 per share, or (b) the closing of the sale of shares of common stock to the public, in a firm-commitment underwritten public offering pursuant to an effective registration statement on Form S-1 or S-3 (or any such successor form) resulting in aggregate proceeds to ITAQ of at least $100,000,000.

As long as any shares of Series A Preferred Stock are outstanding, NXTCLEAN shall not, either directly or indirectly, do any of the following without (in addition to any other required consent) the consent of 66% of the then outstanding shares of Series A Preferred Stock

●	liquidate, dissolve or wind-up its business and affairs, effect any merger or consolidation or any other deemed liquidation event or consent to any of the foregoing;

●	increase the authorized number of shares of Series A Preferred Stock;

●	amend, alter or repeal any provision of the certificate of designation for the Series A Preferred Stock, or amend, alter or repeal any provision of the bylaws or any other charter documents in a manner adverse to any holder of shares of Series A Preferred Stock

●	enter into or be a party to any related-party transaction with any director, officer, stockholder or employee of NXTCLEAN or any of their respective affiliates, other than employment arrangements approved by the board of directors, unless such transaction is on terms that are no less favorable to NXTCLEAN than those NXTCLEAN would have been reasonably likely to obtain as the result of arms’-length negotiations with an unrelated third party;

●	change or alter the principal business from exploiting clean energy; or

●	effect any of the foregoing, with respect to any direct or indirect subsidiary or affiliate, or agree or commit to do any of the foregoing.

NXTCLEAN shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock (other than dividends on shares of common stock payable in shares of common stock) unless (in addition to the obtaining of any other required consent) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend in cash on each outstanding share of Series A Preferred Stock in an amount at least equal to the sum of the amount of the aggregate dividends then accrued on such share of Series A Preferred Stock and not previously paid.

The foregoing description of the Amendment, including the certificate of designation, is not complete and is qualified in its entirety by reference to the full text of Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting and Support Agreement

On April 14, 2023, in connection with the execution and delivery of the Amendment and execution of the agreement relating to the Lakeview Transaction, ITAQ and NEXT entered into voting and support agreements (collectively, the “Voting Agreements”) with certain holders (the “Holders”) of preferred stock of NEXT who received the NEXT preferred stock in connection with the Lakeview Transaction. Pursuant to the Voting Agreements, the Holders agreed to vote all of such stockholder’s shares of NEXT (i) in favor of the Merger, the Merger Agreement and the Transaction and the other matters to be submitted to the NEXT’s stockholders for approval in connection with the Transaction and each Holder agreed to take (or not take, as applicable) certain other actions in support of the Merger Agreement and the Transaction, and (ii) to vote the shares in opposition to: any acquisition proposal and any and all other proposals (x) for the acquisition of NEXT, or (y) which are in competition with or materially inconsistent with the Merger Agreement in each case in the manner and subject to the conditions set forth in the Voting Agreements. Notwithstanding the foregoing, the Holders shall not be required to take any action or deliver any instrument in the event that the Merger Agreement has been amended or modified, without Holders’ consent, (i) in a manner that is disproportionately adverse to the holders of the NEXT preferred stock held by such Holders as compared to the holders of the other classes or series of NEXT’s equity securities or (ii) that would result in the Holders not receiving NEXT preferred stock as contemplated by certain subscription agreement, dated as of April 14, 2023, by and between Holders and NEXT. The Voting Agreements prevent transfers of the securities held by the Holders thereto between the date of the Voting Agreement and the date of Closing, except for certain permitted transfers where the recipient also agrees to comply with the Voting Agreement.

The foregoing description of the Voting Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

ITAQ will file relevant materials with the SEC including the Registration Statement to be filed by ITAQ, which will include a prospectus with respect to ITAQ’s securities to be issued in connection with the Transaction, and a proxy statement of ITAQ (the “Proxy Statement”), to be used at the meeting of ITAQ’s stockholders to approve the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS OF ITAQ ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXT, ITAQ AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of ITAQ as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of ITAQ and NEXT and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ITAQ’s and NEXT’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ITAQ’s and NEXT’s expectations with respect to future performance of NEXT, anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for NEXT, the satisfaction of the closing conditions to the Transaction, the future held by the respective management teams of ITAQ or NEXT, the pre-money valuation of NEXT (which is subject to certain inputs that may change prior to the Closing of the Transaction and is subject to adjustment after the Closing of the Transaction), the level of redemptions of ITAQ’s public stockholders and the timing of the Closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of ITAQ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) the risk that the transaction may not be completed by ITAQ’s business combination extended deadline of December 14, 2023 and the potential failure to obtain a further extension of the business combination deadline if sought by ITAQ; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of ITAQ and NEXT; (iv) the risk that a large percentage of ITAQ’s remaining public stockholders will exercise their redemption rights under ITAQ’s certificate of incorporation; (v) the risk that the net tangible book value of ITAQ after giving effect to the merger and any equity financing will be less than $5,000,001; (vi) receipt of certain governmental and regulatory approvals; (vi) the lack of a third-party valuation; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (viii) the effect of the announcement or pendency of the transaction on NEXT’s business relationships, performance, and business generally; (ix) the risk that the construction costs for both Lakeview RNG’s facility and NEXT’s proposed refinery will exceed NEXT’s projection and cost of debt for both projects will significantly exceeds NEXT’s current estimates; (x) the risk that, following the Closing, NEXT will not be able to raise the necessary funding, on acceptable terms, if at all, to complete construction of its both the Lakeview RNG facility and NEXT’s proposed refinery or to cover its operating costs before NEXT generates revenue; (xi) the risk of any delay in the construction of either the Lakeview RNG facility or NEXT’s proposed refinery and that any delay in the completion of either facility could delay the commencement of operations and the generation of revenue by NEXT; (xii) the risk that NEXT’s costs will be greater than anticipated and revenue will be less than anticipated; (xiii) risks relating to the cost and availability of feedstock for both the Lakeview RNG facility and NEXT’s proposed refinery; (xiv) risks that the transaction disrupts current plans and operations of NEXT as a result; (xv) the outcome of any legal proceedings that may be instituted against NEXT, ITAQ or others related to the business combination agreement or the transaction; (xvi) ITAQ’s ability to meet any applicable listing standards at or following the consummation of the transaction; (xvii) NEXT’s ability to recognize the anticipated benefits of the transaction, may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which NEXT operates, variations in performance across competitors and partners, changes in laws and regulations affecting NEXT’s business and the ability of NEXT and the post-combination company to retain its management and key employees; (xviii) the ability of NEXT to implement business plans, forecasts, and other expectations after the completion of the transaction (xix) the risk that NEXT may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; (xx) the ability to attract new customers and to retain existing customers in order to continue to expand; (xxi) NEXT’s ability to hire and retain qualified personnel; (xxii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xxiii) the risk that NEXT will not meet the milestones for funding of either project; (xxiv) the risk of product liability or regulatory lawsuits or proceedings relating to NEXT’s business; (xxv) cybersecurity risks; (xxvi) the effects of COVID-19 or other public health crises or other climate related conditions, including wildfires, on NEXT’s business and results of operations and the global economy generally; and (xxvii) costs related to the transaction, and (xxviii) other risks and uncertainties to be identified in the Registration Statement/Proxy Statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by ITAQ or NEXT including risks related to the ability of the Combined Company, following the closing, generate the level of business anticipated by NEXT, and all other risks related to NEXT’s business, including its failure to have sufficient financing before it can generate revenues, which may not be anticipated to be before 2025, including additional costs resulting from delays which may result in the date on which the Combined Company will be able to generate revenue. Any projections are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause, and are likely to cause, actual results to differ materially from those contained in any prospective financial information. ITAQ and NEXT caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by ITAQ. None of ITAQ or NEXT undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

ITAQ and NEXT and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transaction. ITAQ stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of ITAQ in final prospectus which will be filed with the SEC, ITAQ’s annual report on Form 10-K for the year ended December 31, 2022 and other relevant materials that will be filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or a valid exemption from registration thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	The First Merger Agreement Amendment, dated as of April 14, 2023, by and among ITAQ, NEXT and Merger Sub.

10.1	Form of Voting and Support Agreement, dated as of April 14, 2023, by and among ITAQ, NEXT and certain holders of NEXT preferred stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Tech Acquisitions II, Inc.

	By:	/s/ E. Scott Crist
		Name:	E. Scott Crist
		Title:	Chief Executive Officer

Dated: April 20, 2023